Investor Presentation APRIL 2013 OTCQB/BB: PHOT

Safe Harbor This presentation includes forward - looking statements covered by the Private Securities Litigation Reform Act of 1995 . Because such statements deal with future events, they are subject to various risks and uncertainties . Actual results for fiscal year 2012 , 2013 , and beyond could differ materially from the Company's current expectations . Forward - looking statements are identified by words such as "anticipates," "projects," "expects," "plans," "intends," "believes," "estimates," "targets," and other similar expressions that indicate trends and future events . Factors that could cause the Company's results to differ materially from those expressed in forward - looking statements include, without limitation, variation in demand and acceptance of the Company's products and services, limited or insufficient access to capital, general business and economic conditions beyond the Company's control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace including the ability to attract and retain customers, results of continuous improvement and other cost - containment strategies, and the Company's success in attracting and retaining key personnel . The Company undertakes no obligation to revise or update forward - looking statements as a result of new information, since these statements may no longer be accurate or timely . Any information compiled from other websites, sources, authors, articles, or otherwise is believed to be accurate at the time of publication of this document, and is referenced as appropriate . The Company makes no assurances as to the accuracy of projections, timelines, figures, expectations, or assumptions pertaining to the Company or any referenced or unreferenced third - party . OTCQB: PHOT

OTCQB: PHOT

Why GrowLife?



Greners
Stealth Grow
GrowLife
GrowLife Inc.
SG Sensors
Phototron
Urban Garden

Investors seeking a marijuana "pure play" are invited to discover:

- GrowLife is diversified with wholly-owned, respected brands – combined with scalable, retail sales channels to drive revenue and sales of core products and new GrowLife innovations
- According to data from Washington State Report, which was Extrapolated by the Publication MMJ Business Daily (www.MMJBusinessDaily.com) **Marijuana May Be a $45 Billion Annual Industry**

  Actual product - if / when Legal on the Federal level
- Market estimates **EXCLUDE** ancillary products or services for the marijuana industry due to fragmented data.
- In the opinion of GrowLife management, we are poised to profit from further political and regulatory reform at the state and federal level, and from increases in retail spending and "big business" interest.

GrowLife

OTQB/BB: PHOT

GrowLife is a reporting DTC eligible company / issuer with the SEC.

GrowLife Strategy OTCQB: PHOT GROWLIFE INNOVATIONS PRODUCT OR SERVICE ACQUISITIONS ONLINE RETAIL BRICK - AND - MORTAR HYDRO STORES WHOLESALE & MASS - MARKET 0 200 400 600 800 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Revenue (000's) Gross Profit (000's) GrowLife is fully committed to driving revenue and profit . Ability to aggressively market core products, create new innovations, and make acquisitions which contribute to our revenue and overall value as a company. As advancements are made toward potential legalization of marijuana, GrowLife expects to be at the forefront of all U.S. federally legal, profitable aspects of this industry. ALL IN ON GREEN. 2013 Revenue May Achieve $4M+

GrowLife OTCQB: PHOT

GrowLife Product Integration


Successful Brands Expanded Through ROI Based Direct Marketing, Retail, and Wholesale
Product Innovation or Acquisition
Overtake / Generate Direct Sales
Initial Retail Sales
(Greners.com & Urban Garden)

1|Expand Direct Sales
2|New Retail Distribution
3|Wholesale Distribution
4|Reduce Costs
5|Reduce Overhead

GOALS:
- Enhance Shareholder Value
- Create Scalable Supply Chain
- Seamless Integration

GrowLife OTCQB: PHOT

GrowLife Retail Integration

GOALS:

- Acquire or Build Cash Flow Positive Brick-and-Mortar Retail Stores
- Drive GrowLife Revenue
- Accelerate Sales of GrowLife Core Brands

Identify Value Based Transactions

Execute Cash, Stock, or Debt Transaction to Acquire

1) Greners.com
$450,000 Cash
2) Urban Garden
* $50,000 Cash
* Assumption of $100,000 Debt
* $50,000 Equity

Aggregate Data & Marketing,

Consolidate Business Processes

Improve Focus on GrowLife Core Product Sales

GrowLife OTCQB: PHOT

A Rising Buzz About GrowLife

GrowLife in the News

- Who Will Get High Off of the Marijuana Gold Rush -WallStCheatSheet
- GrowLife's Intent To Acquire Evergreen Garden Center Could Fuel Significant Growth – Examiner.com
- Is America Growing Support For the Marijuana Industry? - WallStCheatSheet
- A Marijuana-Biz Standout: What Makes PHOT Different Than MJNA or CBIS? - SmallCapNetwork
- Marijuana Goes Corporate on 420- TheStreet.com
- The 'green rush' is on for marijuana companies- MSN Money
- GrowLife on the Cover of High Times Magazine
- For a High, Try These Indirect Small Cap Marijuana Stocks - SmallCapNetwork


NEWS & ANALYSIS

URBAN
GARDEN
Hydroponic Supplies
22616

Growing Buzz

RETAIL: GrowLife, maker of hydroponic greenhouses for pot, sets up shop in its first brick-and-mortar store.


The Tech Issue
HIGH TIMES
Remote Control
GROWING

High Times Cover!

GrowLife Lands the Cover of High Times Magazine!

GrowLife **OTCQB: PHOT**

"The Cannabis Index"

Analysis of other public companies within the hemp and marijuana industry seem to indicate relatively high valuations (based upon reported revenues) when compared to GrowLife. This list is not fully encompassing, but does include several companies which have received publicity in light of political advancement and enhanced media coverage of marijuana.

This chart is for illustrative purposes only, and based upon information gathered from OTC Markets [www.OTCMarkets.com] on April 28th, 2013

Company	Ticker	Exchange	Description	Revenue Q1-Q4 2012	Market Cap	Share Price
Medical Marijuana, Inc.	**MJNA**	Pink Sheets	Diversified holdings in cannabis and hemp markets	Non-Reporting	**$139M**	.17
Cannabis Sciences	**CBIS**	OTCQB	R&D of cannabis compounds	$37k	**$33.8M**	.049
Marijuana, Inc.	**HEMP**	Pink Sheets	Products and services focused on cannabis industry	Non-Reporting	**$139M**	.172
MedBox	**MDBX**	Pink Sheets	Patented, secure "vending machines"	Non-Reporting	**$353M**	23.90
GreenGro Technologies	**GRNH**	Pink Sheets	Vertical cultivation systems	Non-Reporting	**$5.8M**	.046
GrowLife	**PHOT**	OTCQB	**Featuring established revenue producing business units and cutting edge innovations**	**$1.45M Reporting**	**$21.3M**	**.043**

OTCQB: PHOT Changes in Attitudes = Changes in Policy Recent changes in laws and regulation affecting both medical and recreational use of marijuana come at a time when attitudes toward marijuana use have changed dramatically. According to a study by Pew Research , a top polling firm used by policy makers in Washington and elsewhere, the MAJORITY of Americans now approve of the use of marijuana. f .

House Bill 1523 : The Game Changer The "Respect State Marijuana Laws Act of 2013.” Congressman Dana Rohrabacher (R - CA) and a bi - partisan group of U.S. representatives have introduced legislation that could end the enforcement of federal marijuana laws in states that have either legalized it or adopted medical marijuana laws. Passage of the bill would protect 18 medical marijuana states and the first two legalization states, Colorado and Washington, from being undermined by federal enforcement of the Controlled Substances Act as it pertains to marijuana law. If passed, this would be the most significant legislation to date regarding the use of marijuana and would essentially pave the way for the states to govern themselves as it pertains to medicinal and recreational marijuana use. With a recent poll by the respected Pew Research organization (next slide) showing that a majority of American now support use of marijuana, the introduction of House Bill 1523 is timely . OTCQB: PHOT

Synergistic Business Segments OTCQB: PHOT Business Unit Description StealthGrow LED by GrowLife Top of the line LED technology; shareholder developed; sales and distribution established SG Sensors by GrowLife Highly anticipated remote grow room solutions; includes revolutionary monitoring and control systems; Launching Q3 2013 Greners.com by GrowLife Online superstore for hydroponic equipment, established sales history and customer base Urban Garden by GrowLife Trusted local hydroponic store in Los Angeles area with 10+ years of retail sales; blueprint for brick - and - mortar expansion Phototron by GrowLife 25+ year old recognized brand; long - time industry advertiser, easy “all - in - one” home grow solution

Corporate Symbol PHOT Exchange OTC QB/BB – SEC Reporting Shares Outstanding 496M Share Price 4/28/13 .04 Approximate Market Cap $21.3M 2012 Revenue $1,450,000 Transfer Agent Direct Transfer, LLC Law Firm Stubbs, Alderton & Markiles LLP Auditor Anton & Chia, LLP OTCQB: PHOT

Management  Sterling Scott, CEO & Chairman • Sterling Scott has served as the Chairman and CEO of GrowLife Inc. since April of 2012. • As a former Federal regulatory attorney – he brings a refreshing level of credibility to a fragmented industry with exponential growth potential. • Scott brings nearly 30 years of experience in managing businesses and practicing business law to GrowLife. • BA in Social Sciences from Shimer College and a JD from DePaul University. • Previously an associate and partner with acclaimed Jenner & Block in Washington D.C ., as well as becoming a member of the Senior Management Team for Technical Management Services Company (TAMSCO ). He has a successful M&A track record, having assisted with transactions as high as $100M.  Kyle Tracey, Interim President • Strategically appointed as interim President of GrowLife, Inc. for his industry credentials, work ethic, and capacity to innovate, market, and sell hydroponic equipment. Mr.. Tracey has been serving the company as President of GrowLife Productions, Inc. • Kyle Tracey delivers the imperative contacts and respect to achieve market penetration for GrowLife brands and sales channels (brick - and - mortar stores or online properties). • BA in Business Management from the University of Rhode Island. • Kyle’s association and experience with High Times Magazine , live event promoters Guerilla Union and Live Nation , and entertainment industry powerhouse Sony Pictures Classics , all have the potential to position GrowLife business units for expansive sponsorship opportunities and market penetration. OTCQB: PHOT

GrowLife OTCQB: PHOT

Investment Drivers

- **<u>Consolidation</u>**: GrowLife is just beginning to realize the business synergies and efficiencies from consolidation of the 3 acquisitions made in 2012. Management expects to continue acquisitions in 2013 which are both favorable to shareholders and conducive to long-term growth, while improving and expanding existing operations to scale.

- **<u>Cross-Marketing</u>**: As new technologies are introduced or acquired, GrowLife has pre-established channels to either sell or test-market innovations. The company is designing a database to achieve long-term sales and marketing objectives.

- **<u>Diversity</u>**: GrowLife is not reliant upon the adaptation of a specific product or outright Federal acceptance; instead we are building a multi-channel brand with established sales and customers with products and services which serve multi large industries.

- **"<u>Pure Play</u>"**: GrowLife features a combination of core technologies, retail sales channels, and wholesale relationships to support a growing enterprise for shareholders. As the industry advances, GrowLife expects to be at the forefront with a richly populated customer database, revolutionary products & services, and a vast retail network to satisfy consumer demand with sound margins.

Conclusion GrowLife Current Recap Business Unit Status Stealth Grow LED Expand Direct Sales Channels and Revenue SG Sensors Launching Q3 2013 to Waitlist and New Customers Greners.com Organic Internal Growth & Introduction of New Online Sales Channels Phototron Expand Direct Sales Channels and Revenue GrowLife Hydro Acquire or Build New Brick - and - Mortar Locations Cannabis.org Build Out Continues for Summer 2013 Blockbuster Industry Portal GrowLife Productions Summer 2013 Event Schedule & GrowLife Media Build Out GrowLife is in a unique position to leverage industry relationships, state - of - the - art innovations, and equity to develop a fully integrated lifestyle brand through acquisitions and internal growth – entirely dedicated to the cannabis & marijuana industry . With many states rapidly adopting laws for medical access, and the potential message within President Barack Obama’s announcement regarding the Federal Government’s priorities -- it would appear that the industry has progressed to a point of acceleration . GrowLife’s mission is to accumulate shareholder value in the US Federally legal aspects of this industry, while preparing for any change in these laws which may allow highly profitable avenues of growth . OTCQB: PHOT

Historical Quotes  The prestige of government has undoubtedly been lowered considerably by the prohibition law. For nothing is more destructive of respect for the government and the law of the land than passing laws which cannot be enforced. It is an open secret that the dangerous increase of crime in this country is closely connected with this. - Albert Einstein  The amount of money and the legal energy being given to prosecute hundreds of thousands of Americans who are caught with a few ounces of marijuana in their jeans makes no sense - the kindest way to put it. - William F. Buckley  Prohibition goes beyond the bounds of reason in that it attempts to control man's appetite through legislation and makes a crime out of things which are not crimes. A prohibition law strikes a blow at the very principle upon which our Government was founded. - Abraham Lincoln - Dec. 1840  Marijuana in its natural form is one of the safest therapeutically active substances known to man. - DEA's Administrative Law Judge Francis Young "In the matter of marijuana rescheduling petition.”  I do not believe that the federal government should treat adults who choose to smoke marijuana as criminals... It's not appropriate in a free society. - Rep. Barney Frank  Medicines often produce side effects. Sometimes they are physically unpleasant. Cannabis too has discomforting side effects, but these are not physical they are political. - The Economist 3/28/92  Penalties against possession of a drug should not be more damaging to an individual than use of the drug itself; and where they are, they should be changed. Nowhere is this more clear than in the laws against possession of marijuana in private for personal use... I support legislation to eliminate all Federal criminal penalties for possession of up to 1 oz. of marijuana. - Jimmy Carter, Message to Congress in 1977 OTCQB: PHOT

GrowLife OTCQB: PHOT

Legal Medical Use

Marijuana is currently illegal at the U.S. federal level, although states have enacted their own laws regarding the administration of marijuana for medical or recreational use. Management has thus mutually agreed to focus entirely upon federally legal, ancillary products which service the home cultivation markets. Eighteen states and Washington D.C. have passed legislation for medical marijuana.

Data Below from www.MedicalMarijuana.ProCon.org

State	Passed	How Passed	Possession Details
AK	'98	Ballot measure 8; 58%	1 oz usable; 6 plants (3 mature, 3 immature)
AZ	'10	Prop. 203; 50.13%	2.5 oz usable; 0-12 plants[2]
CA	'00	Prop 215; 56%	8 oz usable; 6 mature or 12 immature plants
CO	'12	House Bill 5389 (96-51 House; 13-12 Senate)	One-month supply (exact amount to be determined) RECREATIONALLY LEGAL
DC	'10	Amendment Act B18-622 (13-0 vote)	2 oz dried; limits on other forms to be determined
DE	'11	Senate Bill 17 (27-14 House, 17-4 Senate)	6 oz usable
HI	'00	Senate Bill 862 (32-18 House; 13-12 Senate)	3 oz usable; 7 plants (3 mature, 4 immature)
ME	'99	Ballot Question 2 (61%)	2.5 oz usable; 6 plants
MA	'12	Ballot Question 3 (63%)	Sixty day supply for personal medical use

State	Passed	How Passed	Possession Details
MI	'08	Proposal 1 (63%)	2.5 oz usable; 12 plants
MT	'04	Proposal 1 (63%)	2.5 oz usable; 12 plants
NV	'00	Ballot Question 9 (65%)	1 oz usable; 7 plants (3 mature, 4 immature)
NJ	'10	Senate Bill 119 (48-14 House; 25-13 Senate	2 oz usable
NM	'07	Senate Bill 523 (36-31 House; 32-3 Senate)	6 oz usable; 16 plants (4 mature, 12 immature)
OR	'98	Ballot Measure 67 (55%)	24 oz usable; 24 plants (6 mature, 18 immature)
RI	'06	Senate Bill 0710 (52-10 House; 33-1 Senate)	2.5 oz usable; 12 plants
VT	'04	Senate Bill 76 (22-7) HB 645 (82-59)	2 oz usable; 9 plants (2 mature, 7 immature)
WA	'95	Initiative 692 (59%)	24 oz usable; 15 plants RECREATIONALLY LEGAL

Company Contact: GrowLife Inc. Kyle Tracey, (800) 977 - 5255 kylet@growlifeinc.com Investor Relations Contact: Integrity Media Inc. Kurt Divich, (702) 396 - 1000 kurt@integrityir.com OTCQB: PHOT